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                                                                     EXHIBIT 8.1

                 SUBSIDIARIES OF REGISTRANT AS OF MARCH 31, 2005

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
                                                        OTHER NAMES UNDER WHICH
                            STATE OR JURISDICTION OF     SUCH SUBSIDIARY DOES
NAME OF THE SUBSIDIARIES         INCORPORATION                 BUSINESS           OWNERSHIP INTEREST
------------------------    ------------------------    -----------------------   ------------------
WaferTech, LLC                 Delaware, U.S.A.                  None                  99.996%
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